KKR Income Opportunities Fund Announces Terms of Rights Offering and Declares

Monthly Distributions

New York, NY, (January 12, 2023) —The Board of Trustees (the “Board”) of KKR Income Opportunities Fund (the “Fund”) (NYSE: KIO) has approved the terms of the issuance of transferable rights to its shareholders of record as specified below. The Fund today also announced an increase in its monthly distributions per common share beginning with the distribution payable on March 31, 2023, after completion of the Rights Offering, as described below.

Terms of Rights Offering

The Board has approved the terms of the issuance of transferable rights (“Rights”) by the Fund to its shareholders of record as of the Record Date (as defined below) entitling the holders of these Rights to subscribe (the “Offer”) for common shares of beneficial interest (the “Common Shares”). The Board, based on the recommendations and presentations of KKR Credit Advisors (US) LLC, the Fund’s investment adviser (“KKR Credit” or the “Adviser”) and others, has determined that it is in the best interests of the Fund and the holders of its Common Shares (the “Common Shareholders”) to seek to increase the assets of the Fund available for investment and therefore to conduct the Offer. In making this determination, the Board considered a number of factors, including potential benefits and costs (including potential dilution). In particular, the Board considered the Adviser’s belief that the Offer would enable the Fund to more fully take advantage of existing and future investment opportunities that may be or may become available, consistent with the Fund’s primary investment objective to seek a high level of current income with a secondary objective of capital appreciation. The Offer also seeks to provide an opportunity to existing Common Shareholders to purchase Common Shares at a discount to market price.

The record date for the Offer is currently expected to be January 23, 2023 (the “Record Date”). The Fund will distribute to Common Shareholders of record on the Record Date (“Record Date Common Shareholders”) one Right for each Common Share held on the Record Date. Record Date Common Shareholders will be entitled to purchase one new Common Share for every three Rights held (1 for 3); however, any Record Date Common Shareholder who owns fewer than three Common Shares as of the close of business on the Record Date will be entitled to subscribe for one Common Share of the Fund. Fractional Common Shares will not be issued.

The proposed subscription period is currently anticipated to expire on February 16, 2023, unless extended by the Fund (the “Expiration Date”). The Rights are transferable and are expected to be admitted for trading on the New York Stock Exchange (the “NYSE”) under the symbol “KIO RT” during the course of the Offer. The subscription period will commence on the Record Date and expire on the Expiration Date. Rights may be exercised at any time during the subscription period.

The Fund has declared a monthly distribution to Common Shareholders payable on January 31, 2023 with a record date of January 13, 2023, which will not be payable with respect to Common Shares issued pursuant to the Offer. The Fund has also declared a monthly distribution to Common Shareholders payable on February 28, 2023 with a record date of February 3, 2023, which will not be payable with respect to Common Shares that are issued pursuant to the Offer after February 3, 2023, the record date for such distribution.

The subscription price per Common Share (the “Subscription Price”) will be determined on the Expiration Date, and will be equal to 92.5% of the average of the last reported sales price of a Common Share of the Fund on the NYSE on the Expiration Date and each of the four (4) immediately preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 82% of the Fund’s net asset value (“NAV”) per Common Share at the close of trading on the NYSE on the Expiration Date, the Subscription Price will be 82% of the Fund’s NAV per Common Share at the close of trading on the NYSE on that day. The estimated Subscription Price has not yet been determined by the Fund.

Record Date Common Shareholders who exercise all of their primary subscription Rights (other than those Rights that cannot be exercised because they represent the right to acquire less than one Common Share) will be eligible for an over-subscription privilege entitling Record Date Common Shareholders to subscribe, subject to certain limitations and allotment, for any additional Common Shares not purchased pursuant to the primary subscription.

The Offer will be made only by means of a prospectus supplement and accompanying prospectus, which, along with exercise instructions, is expected to be mailed to shareholders on or about January 23, 2023. The Offer, including the terms described herein, is subject to effectiveness of the Fund’s registration statement on file with the SEC. The definitive terms of the Offer, including the estimated Subscription Price, will be contained in the Fund’s prospectus supplement for the Offer.

To exercise their Rights, Record Date Common Shareholders who hold their Common Shares through a broker, custodian, trust company, or other intermediary should contact such entity to forward their instructions to either exercise or sell their Rights on their behalf. Record Date Common Shareholders who do not hold Common Shares through a broker, custodian, trust company, or other intermediary should forward their instructions to either exercise or sell their Rights by completing the subscription certificate and delivering it to the subscription agent for the Offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus supplement.

Declaration of Monthly Distributions

The Fund also today announced its upcoming monthly distributions, payable on the dates and in the amounts below. Based on the Fund’s current share price of $11.64 per share (as of market close on January 11, 2023), the distributions represent an annualized distribution rate of 12.53% (calculated by annualizing the distribution amount and dividing it by the current share price). The increase in the Fund’s monthly distribution rate from $0.1050 per share to $0.1215 per share represents a 15.71% increase in the Fund’s monthly distribution.

The monthly distribution schedule is as follows for the months of February, March, and April:

Ex-Date:	February 2, 2023
Record Date:	February 3, 2023
Payable Date:	February 28, 2023
Amount:	$0.1050 per share

Ex-Date:	March 9, 2023
Record Date:	March 10, 2023
Payable Date:	March 31, 2023
Amount:	$0.1215 per share

Ex-Date:	April 13, 2023
Record Date:	April 14, 2023
Payable Date:	April 28, 2023
Amount:	$0.1215 per share

Information regarding the distribution rate is included for informational purposes only and is not necessarily indicative of future results, the achievement of which cannot be assured. The distribution rate should not be considered the yield or total return on an investment in the Fund.

In compliance with Section 19 of the Investment Company Act of 1940, a notice will be provided to shareholders for any distribution that does not consist solely of net investment income. A portion of each distribution may be treated as paid from sources other than net investment income, including but not limited to short-term capital gains, long-term capital gains or return of capital.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions in 2023 will be made after year-end. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund is a diversified, closed-end fund. Investors should consider the Fund’s investment objectives and policies, risks, charges and expenses carefully before investing.

The investment return, price, yields, market value and NAV of a fund’s shares will fluctuate with market conditions. Closed-end funds frequently trade at a discount to their NAV, which may increase an investor’s risk of loss. There is no assurance that the Fund will meet its investment objectives. The Fund’s distribution rate may be affected by numerous factors, including changes in realized and projected market returns, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund distribution rate at a future time.

An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. Investors should carefully review the prospectus supplement and accompanying prospectus, when available, and consider the Fund’s investment objectives and policies, risks, charges and expenses before investing.

Investment return and principal value will fluctuate, and it is possible to lose money by investing in the Fund. Past performance is not a guarantee of future results.

Forward Looking Statements

This press release contains certain statements that may include “forward-looking statements” within the meaning of the federal securities laws. All statements, other than statements of historical fact, included herein are “forward-looking statements.” The forward-looking statements are based on the Fund’s and KKR’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Fund or KKR or are within their control. The Fund and KKR do not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date on which such statements were made except as required by law.

This document is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted. Investors should read the prospectus supplement and accompanying prospectus, when available, and consider the Fund’s investment objectives and policies, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

KKR Income Opportunities Fund

KKR Income Opportunities Fund is a diversified, closed-end management investment company managed by KKR Credit, an indirect subsidiary of KKR & Co. Inc. (“KKR”). The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation. The Fund will seek to achieve its investment objectives by investing primarily in first- and second-lien secured loans, unsecured loans and high yield corporate debt instruments. It expects to employ a dynamic strategy of investing in a targeted portfolio of loans and fixed-income instruments of U.S. and non-U.S. issuers and implementing hedging strategies in order to achieve attractive risk-adjusted returns. Please visit www.kkrfunds.com/kio for additional information.

About KKR Credit

Launched by KKR in August 2004, KKR Credit invests on behalf of its managed funds, clients and accounts across the corporate credit spectrum, including secured credit, bank loans and high yield securities and alternative assets such as mezzanine financing, special situations investing and structured finance. With 437 employees, including approximately 190 investment professionals, KKR Credit’s investment teams are closely aligned with KKR’s wealth of private equity investment and industry resources.

About KKR

KKR is a leading global investment firm that offers alternative asset management as well as capital markets and insurance solutions. KKR aims to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people, and supporting growth in its portfolio companies and communities. KKR sponsors investment funds that invest in private equity, credit and real assets and has strategic partners that manage hedge funds. KKR’s insurance subsidiaries offer retirement, life and reinsurance products under the management of Global Atlantic Financial Group. References to KKR’s investments may include the activities of its sponsored funds and insurance subsidiaries. For additional information about KKR & Co. Inc. (NYSE: KKR), please visit KKR’s website at www.kkr.com and on Twitter @KKR_Co.

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The Fund will pay expenses associated with the Offer which will be borne indirectly by the Fund’s Common Shareholders.

The information herein is not complete and is subject to change. This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus supplement and accompanying prospectus. Investors should consider the Fund’s investment objectives and policies, risks, charges and expenses carefully before investing. The Fund’s prospectus supplement and accompanying prospectus will contain this and additional information about the Fund and additional information about the Offer, and should be read carefully before investing. For further information regarding the Offer, or to obtain a copy of the prospectus supplement and accompanying prospectus, when available, please contact the Fund’s information agent:

AST Fund Solutions, LLC

55 Challenger Road, Suite 201

Ridgefield Park, NJ 07660

(866) 387-9392

Contact the Fund at (855) 330-3927 or visit the Fund’s website at

https://www.kkrfunds.com/kio for additional information.

Contacts

KKR

Julia Kosygina, 212-750-8300

media@kkr.com

The Fund invests in loans and other types of fixed-income instruments and securities. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall, and vice versa.

Use of leverage creates an opportunity for increased income and return for Common Shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the Common Shares. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which will be borne entirely by the Fund’s Common Shareholders.

Derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund. The risk of loss from a short sale is unlimited because the Fund must purchase the shorted security at a higher price to complete the transaction and there is no upper limit for the security price. The use of options, swaps, and derivatives by the Fund has the potential to significantly increase the Fund’s volatility. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. The Fund’s investments in securities or other instruments of non-U.S. issuers or borrowers may be traded in undeveloped, inefficient and less liquid markets and may experience greater price volatility and changes in value.

NOT FDIC INSURED        NO BANK GUARANTEE        MAY LOSE VALUE